Note 2 - Basis of Presentation, Principles of Consolidation and Significant Accounting Policies - Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Prepaid sponsored research		$ 1,028	$ 474
Vendor prepayments and deposits		801	486
Prepaid insurance		600	589
Related party receivables		20	22
Non-trade receivables		2	23
Total prepaid expenses and other current assets	$ 3,024	$ 2,451	$ 1,594